Trade receivables (Tables)	12 Months Ended
Dec. 31, 2023
Trade receivables.
Summary of financial assets
The following tables present the Group’s financial instruments per category

Amounts in thousands USD	As of December 31, 2023	As of December 31, 2022
Current asset instruments at amortized cost
Trade receivables	$62,795	$52,743
Total current asset instruments at amortized cost	62,795	52,743
Non-current asset instruments at amortized cost
Other non-current receivables	1,794	571
Total non-current asset instruments at amortized cost	1,794	571
Total financial assets	$64,589	$53,314

Amounts in thousands USD	As of December 31, 2023	As of December 31, 2022
Current	$48,756	$42,057
1-30 days past due	5,934	$4,119
31-60 days past due	2,485	$2,687
61-90 days past due	1,904	$2,338
91+ days past due	5,838	$1,873
Gross carrying amount	$64,917	$53,074
Allowance for expected credit losses	(2,122)	(331)
Net carrying amount	$62,795	$52,743